ADVISORS DISCIPLINED TRUST 1846

                          SUPPLEMENT TO THE PROSPECTUS

     BlackRock New Jersey Municipal Income Trust (NYSE: BNJ) and BlackRock New Jersey Municipal Bond Trust (NYSE: BLJ) have merged with and into BlackRock MuniYield New Jersey Fund, Inc. (NYSE: MYJ). Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Cohen & Steers New Jersey Municipal Closed-End Portfolio, Series 2018-1 will no longer include shares of BlackRock New Jersey Municipal Income Trust or BlackRock New Jersey Municipal Bond Trust. Approximately 33% of the portfolio of Cohen & Steers New Jersey Municipal Closed-End Portfolio, Series 2018-1 will consist of shares of BlackRock MuniYield New Jersey Fund, Inc. as of the date of this sticker and will vary thereafter.

     Supplement Dated:  June 11, 2018















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